EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of CEC Entertainment, Inc. (the "Company") on Form 10-Q/A for the quarter ended June 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Christopher D. Morris
                                            -------------------------------
                                            Christopher D. Morris
                                            Chief Financial Officer
                                            March 18, 2005



A signed original of this written statement required by Section 906 has been provided to CEC Entertainment, Inc. and will be retained by CEC Entertainment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.